INCOME TAXES (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income taxes		$ (400,000,000,000)
Valuation allowance		14,600,000
Increase in valuation allowance	$ 1,700,000	$ 2,100,000
Gross deferred tax assets description		the state net operating loss carryforwards, stock-based compensation, and Section 174 research and experimental expenditures as of December 31, 2021 within gross deferred tax assets as previously disclosed by approximately $11.0 million, $3.1 million, $400,000, and $100,000, respectively, with a corresponding decrease in the valuation allowance of $14.6 million
Deferred tax asset	(180)	$ 0
Domestic Tax Authority [Member]
Net operating loss carried forward	$ 36,200,000
State and Local Jurisdiction [Member]
Net operating loss carried forward		31,700,000
Deferred tax asset		3,100,000
Minimum [Member]
Statutory expense		100,000
Maximum [Member]
Statutory expense		400,000
Tax Year 2021 [Member]
Deferred tax asset		$ 11,000,000.0